                              CONFIRMING STATEMENT

         This Statement confirms that the Telegraph Hill Partners, L.P.,
Telegraph Hill Partners II, L.P., THP Affiliates Fund, LLC, THP II Affiliates
Fund, LLC, Telegraph Hill Partners SBIC, L.P., Telegraph Hill Partners
Investment Management, LLC, Telegraph Hill Partners II Investment Management,
LLC, Telegraph Hill Partners Management Company, LLC, Telegraph Hill Partners
SBIC, LLC, Robert G. Shepler, Thomas A. Raffin, J. Matthew Mackowski, and Deval
Laskkari (collectively, the "Filers") have authorized and designated each of
Scott Way and Denise Cruz to execute and file on the Filers' behalf all Forms 3,
4, and 5 (including any amendments thereto) that the Filers may be required to file with the U.S. Securities and Exchange Commission as a result of the Filers'
ownership of or transactions in securities of LDR Holding Corporation. The authority of Scott Way and Denise Cruz under this Statement shall continue until the Filers are no longer required to file Forms 3, 4, and 5 with regard to the
Filers' ownership of or transactions in securities of LDR Holding Corporation, unless earlier revoked in writing. The Filers acknowledge that neither Scott Way nor Denise Cruz is assuming any of the Filers' responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

Date:  September 26, 2013      TELEGRAPH HILL PARTNERS, L.P.

                               By: Telegraph Hill Partners Investment Management, LLC
                               Its: General Partner

                               By: Telegraph Hill Partners Management Company, LLC
                               Its: Manager

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               TELEGRAPH HILL PARTNERS II, L.P.

                               By: Telegraph Hill Partners II Investment Management, LLC
                               Its: General Partner

                               By: Telegraph Hill Partners Management Company, LLC
                               Its: Manager

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               THP AFFILIATES FUND, LLC

                               By: Telegraph Hill Partners Investment Management, LLC
                               Its: Manager

                               By: Telegraph Hill Partners Management Company, LLC
                               Its: Manager

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               THP II AFFILIATES FUND, LLC

                               By: Telegraph Hill Partners II Investment Management, LLC
                               Its: Manager

                               By: Telegraph Hill Partners Management Company, LLC
                               Its: Manager

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               TELEGRAPH HILL PARTNERS SBIC, L.P.

                               By: Telegraph Hill Partners SBIC, L.L.C.
                               Its: General Partner

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               TELEGRAPH HILL PARTNERS INVESTMENT MANAGEMENT, LLC

                               By: Telegraph Hill Partners Management Company LLC
                               Its: Manager

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               TELEGRAPH HILL PARTNERS II INVESTMENT MANAGEMENT, LLC

                               By: Telegraph Hill Partners Management Company LLC
                               Its: Manager

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               TELEGRAPH HILL PARTNERS MANAGEMENT COMPANY, LLC

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               TELEGRAPH HILL PARTNERS SBIC, LLC

                               By: /s/ Robert G. Shepler
                                  ----------------------------------------------
                               Name: Robert G. Shepler
                               Title: Managing Director

                               /s/ Robert G. Shepler
                               -------------------------------------------------
                               Robert G. Shepler

                               /s/ Thomas A. Raffin
                               -------------------------------------------------
                               Thomas A. Raffin

                               /s/ J. Matthew Mackowski
                               -------------------------------------------------
                               J. Matthew Mackowski

                               /s/ Deval Lashkari
                               -------------------------------------------------
                               Deval Lashkari